COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

We insure the legal liability risks for our shipping activities with Assuranceforeningen SKULD and Assuranceforeningen Gard Gjensidig, both mutual protection and indemnity associations. We are subject to calls payable to the associations based on our claims record in addition to the claims records of all other members of the associations. A contingent liability exists to the extent that the claims records of the members of the associations in the aggregate show significant deterioration, which result in additional calls on the members.

We have one vessel held under capital lease, the Golden Eclipse, which is leased for a period of ten years. We have the right to purchase the vessel at the dates and amounts as disclosed in Note 16.

We sold eight vessels to Ship Finance in the third quarter of 2015 and leased them back on charters for an initial period of ten years. We have a purchase option of $112 million en-bloc after ten years and, if such option is not exercised, Ship Finance will have the option to extend the charters by three years at $14,900 per day.

As of December 31, 2018, we had committed to install scrubbers on 20 vessels with an estimated remaining financial commitment of $28.5 million, excluding installation costs. Refer also to Note 31 for additional information related to financing of these commitments.

As of December 31, 2018, we had committed to install ballast water treatment systems on ten of our vessels with an estimated financial commitment, excluding installation costs, of $3.4 million due in 2019.

To the best of our knowledge, there are no legal or arbitration proceedings existing or pending which have had or may have significant effects on our financial position or profitability and no such proceedings are pending or known to be contemplated.